UNITED STATES
SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2017

Commission	Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.
1-8809	SCANA Corporation (a South Carolina corporation)	57-0784499
100 SCANA Parkway, Cayce, South Carolina 29033
(803) 217-9000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointments of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2017, SCANA Corporation ("SCANA") announced the following departures and appointments, each of which is effective January 1, 2018.

•
Kevin B. Marsh, Chairman of SCANA's Board of Directors and its Chief Executive Officer, President and Chief Operating Officer, and Chief Executive Officer of South Carolina Electric & Gas Company ("SCE&G") will retire from those positions. He has not retired or resigned as a director or given notice of his decision to do so.

•	Stephen A. Byrne, SCANA's Executive Vice President and SCE&G's Chief Operating Officer and President, Generation and Transmission will retire from those positions.

•	Jimmy E Addison, SCANA's Executive Vice President and Chief Financial Officer, will become its Chief Executive Officer and relinquish his role as its principal financial officer.

•	W. Keller Kissam, SCANA's Senior Vice President and SCE&G's President, Retail Operations, will become SCE&G's President and Chief Operating Officer.

•	Iris N. Griffin, SCANA's Vice President Finance and Treasurer, will become its Chief Financial Officer.

Mr. Addison, 57, has served as SCANA’s Chief Financial Officer since 2006, and as its Executive Vice President since January 2012, and has served as President and Chief Operating Officer of SCANA Energy Marketing, Inc., since May 2014. Mr. Addison will continue to participate in the compensation arrangements described in the "Executive Compensation” section of the proxy statement for SCANA's 2017 annual meeting of shareholders (the “2017 Proxy Statement”).
Mr. Kissam, 51, has served as SCANA’s Senior Vice President and SCE&G’s President, Retail Operations since 2011. Mr. Kissam will continue to participate in the compensation arrangements described in the "Executive Compensation” section of the 2017 Proxy Statement.
Ms. Griffin, 40, served as SCANA’s Manager, Investor Relations from 2010 to August 2013, as Director, Audit Services, Privacy, and Corporate Compliance Officer from August 2013 to December 2015, and as Associate Treasurer from December 2015 to November 2016 and has served as SCANA’s Vice President, Finance and Treasurer since November 2016. Ms. Griffin will become eligible to participate in the compensation arrangements described in the "Executive Compensation” section of the 2017 Proxy Statement.
In connection with their retirements, Mr. Marsh and Mr. Byrne are eligible to receive customary payments under the terms of applicable company plans.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCANA Corporation
(Registrant)

Date: November 3, 2017	By:	/s/James E. Swan, IV
James E. Swan, IV
Vice President and Controller